FINANCIAL INCOME, NET - Schedule of financial income, net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Schedule of financial expenses, net [Abstract]
Bank fees	$ (8)	$ (7)
Interest income	190	0
Exchange rate differences	(3)	7
Total financial expenses, net	$ 179	$ 0